SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 4, 2003


                         CIT Equipment Collateral 2001-1
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

        333-53688                                         51-0407692
(Commission File Number)                       (IRS Employer Identification No.)

               c/o Allfirst Financial Center National Association
                                499 Mitchell Road
                                Mail Code 101-591
                            Millsboro, Delaware 19966
              (Address of principal executive offices and zip code)

       Registrants' telephone number, including area code: (410) 244-4626



                                       N/A
          (Former name or former address, if changed since last report)

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

                  The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

EXHIBIT NO.                                 DESCRIPTION
----------                                  -----------

  99.1                                      Pool Data Report

                                    SIGNATURE
                                    ---------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CIT EQUIPMENT COLLATERAL 2001-1


                                          By:  CIT FINANCIAL USA, INC.,
                                                   as Servicer


                                          By:      /S/ BARBARA CALLAHAN
                                              --------------------------
                                              Name:    Barbara Callahan
                                              Title:   Vice President

Dated:  April 4, 2003

Exhibit 99.1 - Pool Data Report


CIT EQUIPMENT TRUST 2001-1
COMPOSITION OF CONTRACT POOL
AT JANUARY 31, 2003

                                                                             WEIGHTED              WEIGHTED              AVERAGE
                                                           CURRENT            AVERAGE              AVERAGE              REQUIRED
                                        NUMBER            REQUIRED           ORIGINAL             REMAINING              PAYOFF
                                          OF               PAYOFF              TERM                  TERM                AMOUNT
                                      CONTRACTS            AMOUNT             (RANGE)              (RANGE)               (RANGE)
                                      ---------           --------           --------             ---------             --------
                                        34,473       $259,043,560           52.6 months          24.9 months             $7,514
                                                                         (20 to 96 months)     (0 to 72 months)   ($0 to $2,927,364)


TYPE OF CONTRACT
AT JANUARY 31, 2003

                                                                                 % OF
                                                                                 TOTAL                                      % OF
                                                           NUMBER               NUMBER               REQUIRED             REQUIRED
                                                             OF                   OF                  PAYOFF               PAYOFF
TYPE OF CONTRACT                                          CONTRACTS            CONTRACTS              AMOUNT               AMOUNT
----------------                                          ---------            ---------             --------             --------
True Leases                                                 26,759                77.62%             $202,788,521          78.28%
Finance Leases                                               7,503                21.76                55,090,383          21.27
Loans and other financing  arrangements                        211                 0.61                 1,164,656           0.45
                                                     ------------------------------------------------------------------------------
    Total                                                   34,473               100.00%             $259,043,560         100.00%
                                                     ==============================================================================


CIT EQUIPMENT TRUST 2001-1
GEOGRAPHICAL DISTRIBUTION
(BASED ON OBLIGOR BILLING ADDRESS)
AT JANUARY 31, 2003

                                                                      % OF
                                                                     TOTAL                                               % OF
                                                  NUMBER             NUMBER                   REQUIRED                 REQUIRED
                                                    OF                 OF                      PAYOFF                   PAYOFF
STATE                                           CONTRACTS          CONTRACTS                   AMOUNT                   AMOUNT
-----                                           ---------          ---------                   ------                   ------
Alabama                                             365                1.06%           $      1,445,711                  0.56%
Alaska                                               67                0.19                     381,014                  0.15
Arizona                                             528                1.53                   5,007,951                  1.93
Arkansas                                            195                0.57                     822,311                  0.32
California                                        4,239               12.30                  24,932,368                  9.62
Colorado                                            686                1.99                   3,792,635                  1.46
Connecticut                                         581                1.69                   7,248,031                  2.80
Delaware                                            376                1.09                   2,170,670                  0.84
District of Columbia                                196                0.57                   2,637,371                  1.02
Florida                                           2,008                5.82                  12,161,002                  4.69
Georgia                                           1,328                3.85                  14,478,583                  5.59
Hawaii                                               20                0.06                      87,346                  0.03
Idaho                                               129                0.37                     611,399                  0.24
Illinois                                            787                2.28                  13,976,737                  5.40
Indiana                                             444                1.29                   2,486,101                  0.96
Iowa                                                268                0.78                   2,871,656                  1.11
Kansas                                              221                0.64                   3,433,397                  1.33
Kentucky                                            280                0.81                   1,202,657                  0.46
Louisiana                                           324                0.94                     748,329                  0.29
Maine                                                44                0.13                     210,623                  0.08
Maryland                                            784                2.27                   4,583,915                  1.77
Massachusetts                                     1,493                4.33                   8,555,376                  3.30
Michigan                                          1,110                3.22                   9,373,676                  3.62
Minnesota                                           622                1.80                   4,885,438                  1.89
Mississippi                                         175                0.51                   1,282,164                  0.49
Missouri                                            438                1.27                   3,899,191                  1.51
Montana                                             115                0.33                     283,726                  0.11
Nebraska                                            111                0.32                   1,672,839                  0.65
Nevada                                              186                0.54                     881,820                  0.34
New Hampshire                                       252                0.73                   1,225,870                  0.47
New Jersery                                       1,870                5.42                  14,755,689                  5.70
New Mexico                                          175                0.51                     671,496                  0.26
New York                                          3,643               10.57                  33,591,683                 12.97
North Carolina                                      927                2.69                   6,388,516                  2.47
North Dakota                                         31                0.09                     454,252                  0.18
Ohio                                                928                2.69                   6,370,293                  2.46
Oklahoma                                            288                0.84                   1,382,193                  0.53
Oregon                                              397                1.15                   1,743,919                  0.67
Pennsylvania                                      1,663                4.82                  10,507,151                  4.06
Rhode Island                                        123                0.36                     708,497                  0.27
South Carolina                                      334                0.97                   2,064,304                  0.80
South Dakota                                         43                0.12                     512,635                  0.20
Tennessee                                           680                1.97                   3,800,328                  1.47
Texas                                             2,606                7.56                  18,791,820                  7.25
Utah                                                150                0.44                   1,457,779                  0.56
Vermont                                             109                0.32                     376,106                  0.15
Virginia                                            884                2.56                   9,211,315                  3.56
Washington                                          689                2.00                   4,008,576                  1.55
West Virginia                                       104                0.30                     686,588                  0.27
Wisconsin                                           402                1.17                   4,000,170                  1.54
Wyoming                                              55                0.16                     210,342                  0.08
                                       --------------------------------------------------------------------------------------------
    Total                                        34,473              100.00%           $    259,043,560                100.00%
                                       ============================================================================================



CIT EQUIPMENT TRUST 2001-1
PAYMENT STATUS
AT JANUARY 31, 2003

                                                                            % OF
                                                                           TOTAL                                          % OF
                                                       NUMBER              NUMBER                REQUIRED               REQUIRED
                                                         OF                  OF                   PAYOFF                 PAYOFF
DAYS DELINQUENT                                       CONTRACTS          CONTRACTS                AMOUNT                 AMOUNT
---------------                                       ---------          ---------               --------               --------
Current, including 1 to 30 day
   delinquent contracts                                31,960                92.71%             $246,539,666                95.17%
31-60 days delinquent                                   1,358                 3.94                 7,298,496                 2.82
61-90 days delinquent                                     532                 1.54                 2,650,199                 1.02
91-120 days delinquent                                    287                 0.83                 1,017,090                 0.39
Over 120 days delinquent                                  336                 0.97                 1,538,109                 0.59
                                                -----------------------------------------------------------------------------------
   Total                                               34,473               100.00%             $259,043,560               100.00%
                                                ===================================================================================


EQUIPMENT TYPE
AT JANUARY 31, 2003

                                                                            % OF
                                                                           TOTAL                                          % OF
                                                      NUMBER               NUMBER                REQUIRED               REQUIRED
                                                         OF                  OF                   PAYOFF                 PAYOFF
TYPE OF EQUIPMENT                                     CONTRACT            CONTRACTS                AMOUNT                 AMOUNT
-----------------                                     --------            ---------              ---------              ---------
Telecommunications                                      7,336                21.28%             $134,605,190                51.96%
Computer & Point-of-Sale                               21,802                63.24                75,395,066                29.11
General Office Equipment                                2,723                 7.90                26,049,637                10.06
Automotive Diagnostic Equipment                         2,198                 6.38                17,089,190                 6.60
Computer Software                                          90                 0.26                 2,967,336                 1.15
Other(1)                                                  324                 0.94                 2,937,139                 1.13
                                                -----------------------------------------------------------------------------------
   Total                                               34,473               100.00%             $259,043,560               100.00%
                                                ===================================================================================


(1) Includes $198,731 as the largest and $9,065 as the average Required Payoff
Amount


CIT EQUIPMENT TRUST 2001-1
REQUIRED PAYOFF AMOUNT
AT JANUARY 31, 2003

                                                                                % OF
                                                                                TOTAL                                     % OF
                                                              NUMBER            NUMBER              REQUIRED            REQUIRED
                                                                OF                OF                 PAYOFF              PAYOFF
REQUIRED PAYOFF AMOUNT                                      CONTRACTS         CONTRACTS              AMOUNT              AMOUNT
----------------------                                      ---------         ---------             --------           ----------

0 - 5,000.00                                                    25,776            74.77%       $      42,179,020            16.28%
5,000.01 - 10,000.00                                             3,953            11.47               27,740,019            10.71
10,000.01 - 15,000.00                                            1,433             4.16               17,459,755             6.74
15,000.01 - 25,000.00                                            1,396             4.05               27,214,046            10.51
25,000.01 - 50,000.00                                            1,158             3.36               39,677,762            15.32
50,000.01 - 100,000.00                                             459             1.33               31,997,142            12.35
100,000.01 - 150,000.00                                            143             0.41               17,050,100             6.58
150,000.01 - 250,000.00                                             83             0.24               15,760,507             6.08
250,000.01 - 500,000.00                                             48             0.14               16,610,495             6.41
500,000.01 - 1,000,000.00                                           17             0.05               11,565,975             4.46
1,000,000.01 - 1,500,000.00                                          5             0.01                6,466,491             2.50
1,500,000.01 - 2,500,000.00                                          1             0.00                2,394,884             0.92
2,500,000.01 - 5,000,000.00(1)                                       1             0.00                2,927,364             1.13
                                                            ------------------------------------------------------------------------
     Total                                                      34,473           100.00%       $     259,043,560           100.00%
                                                            ========================================================================

(1) Includes $2,927,364 as the largest Required Payoff Amount.



REMAINING TERM
AT JANUARY 31, 2003
                                                                                % OF
                                                                                TOTAL                                     % OF
                                                              NUMBER            NUMBER              REQUIRED            REQUIRED
                                                                OF                OF                 PAYOFF              PAYOFF
REMAINING TERMS OF CONTRACTS                                CONTRACTS         CONTRACTS              AMOUNT              AMOUNT
----------------------------                                ---------         ---------             --------            --------
(MONTHS)
    0- 12                                                       19,366            56.18%       $      67,898,159            26.21%
   13- 24                                                        7,273            21.10               43,763,576            16.89
   25- 36                                                        7,409            21.49              134,291,442            51.84
   37- 48                                                          401             1.16                7,512,370             2.90
   49- 60                                                           21             0.06                4,957,016             1.91
   61- 72                                                            3             0.01                  620,998             0.24
   73- 84                                                            -             -                           -             -
                                                            ------------------------------------------------------------------------
     Total                                                      34,473           100.00%       $     259,043,560           100.00%
                                                            ========================================================================




CIT EQUIPMENT TRUST 2001-1
TYPES OF OBLIGOR
AT JANUARY 31, 2003
                                                                           % OF
                                                                           TOTAL                                          % OF
                                                       NUMBER             NUMBER                 REQUIRED               REQUIRED
                                                         OF                 OF                    PAYOFF                 PAYOFF
TYPE OF OBLIGOR                                      CONTRACTS           CONTRACTS                AMOUNT                 AMOUNT
---------------                                      ---------           ---------               --------               --------
Service Organizations(1)                                 12,776              37.06%             $100,584,459                38.83%
Manufacturing                                             3,218               9.33                39,376,198                15.20
Retail & Wholesale Trade                                  4,155              12.05                33,094,061                12.78
Financial Services Institutions                           2,362               6.85                31,491,969                12.16
Other(2)                                                  7,695              22.32                22,041,531                 8.51
Transportation                                            1,013               2.94                11,600,419                 4.48
Medical/Healthcare Organizations                          1,216               3.53                 7,984,541                 3.08
Printing & Copy Centers                                     512               1.49                 6,451,484                 2.49
Construction                                              1,046               3.03                 3,916,881                 1.51
Government                                                  167               0.48                 1,191,035                 0.46
Resources, Farming & Fishing                                288               0.84                 1,020,737                 0.39
Machine Tools                                                25               0.07                   290,245                 0.11
                                                -----------------------------------------------------------------------------------
   Total                                                 34,473             100.00%             $259,043,560               100.00%
                                                ===================================================================================

(1) Primarily Business Services (44%); Other Service Organizations (17%); Engineering, Accounting & Research (12%); Legal Services (6%); and Communications (2%).
(2) Includes $198,731 as the largest Required Payoff Amount belonging to a single obligor

As shown in the table above, the servicer's records list 8.51% of the total required payoff amount in the category of "Other" obligor. The servicer notes that the collateral securing approximately 7.37% of the required payoff amount represents small ticket computer equipment typically leased to small businesses. The remaining "Other" obligor category represents approximately 1.14% of the required payoff amount. The servicer has not analyzed this category to determine whether or not the contracts included in it could be grouped into some other more specific type of obligor category.


OBLIGOR CONCENTRATION
                                                                                   % OF
                                                NUMBER           REQUIRED         REQUIRED
OBLIGORS (INCLUDING CONTRACTS SECURING            OF              PAYOFF           PAYOFF
   VENDOR LOANS)                              CONTRACTS           AMOUNT           AMOUNT
---------------------------------------       ---------          --------         ---------
Top 5                                            381           $19,452,056          7.51%

The industries in which the top 5 obligors conduct business are, Retail and Wholesale Trade, Service Organizations and Financial Services.



CIT EQUIPMENT TRUST 2001-1
SCHEDULED PAYMENT
AT JANUARY 31, 2003

          COLLECTION                  SCHEDULED                 COLLECTION               SCHEDULED
            PERIOD                    CASHFLOWS                   PERIOD                 CASHFLOWS
          ----------                  ---------                 ----------               ---------
Positive Rent Due                    4,113,919.53
              February-2003         12,490,864.83               September-2005         2,580,765.77
                 March-2003         14,643,176.02                 October-2005         1,899,929.14
                 April-2003         15,060,003.77                November-2005         1,373,975.37
                   May-2003         14,611,087.69                December-2005           807,927.57
                  June-2003         14,062,582.71                 January-2006           427,646.47
                  July-2003         14,088,458.57                February-2006           240,342.58
                August-2003         13,567,283.07                   March-2006           194,263.83
             September-2003         13,095,187.17                   April-2006           169,604.45
               October-2003         12,948,589.60                     May-2006           155,701.90
              November-2003         11,953,004.16                    June-2006           153,769.24
              December-2003          9,900,745.71                    July-2006           143,108.27
               January-2004          8,721,073.88                  August-2006           141,740.92
              February-2004          7,417,859.96               September-2006           130,019.54
                 March-2004          7,156,295.94                 October-2006           126,416.33
                 April-2004          7,138,014.68                November-2006           119,927.35
                   May-2004          7,096,090.53                December-2006           116,791.05
                  June-2004          7,028,059.76                 January-2007           135,791.34
                  July-2004          6,760,572.50                February-2007           111,394.89
                August-2004          6,470,033.67                   March-2007           104,399.92
             September-2004          6,327,725.62                   April-2007            98,171.10
               October-2004          6,219,055.53                     May-2007            98,171.10
              November-2004          6,260,935.57                    June-2007            98,171.10
              December-2004          5,783,949.46                    July-2007            97,559.32
               January-2005          5,447,911.96                  August-2007            98,612.67
              February-2005          4,740,463.61               September-2007            88,599.00
                 March-2005          4,467,395.06                 October-2007            27,345.47
                 April-2005          4,208,729.31                November-2007            12,392.64
                   May-2005          3,933,118.37                December-2007            10,597.35
                  June-2005          3,732,664.44                 January-2008            31,358.24
                  July-2005          3,489,608.08                February-2008                 -
                August-2005          3,084,703.64
